SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 1998



                                  SBARRO, INC.
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             (Exact name of registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


         1-8881                                            11-2501939
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(Commission File Number)                       (IRS Employer Identification No.)


           763 Larkfield Road, Commack, New York       11725
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         (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (516) 864-0200


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.    Other Events..
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           On May 28, 1998, the Company issued a press release (the "Press Release") reporting that the Company's Board of Directors had deferred consideration of the Company's second quarterly cash dividend pending consideration of a transaction that has been proposed by the Sbarro Family to take the Company private.

           A copy of the Press Release is attached to this report as Exhibit 99.01.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01: Sbarro, Inc. Press Release dated May 28, 1998.



                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SBARRO, INC.


Date: May 28, 1998                               By:  /s/ Robert S. Koebele
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                                                     Robert S. Koebele,
                                                     Vice President-Finance

                                  EXHIBIT INDEX



Exhibit
Number               Description
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99.01                Sbarro, Inc. Press Release dated May 28, 1998.








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